UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement
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FULGENT GENETICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

August    , 2020

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders (“Special Meeting”) of Fulgent Genetics, Inc. (“Fulgent Genetics”, or the “Company”) to be held at the Company’s offices at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on September 17, 2020, at 9:00 a.m. Pacific Time.

The accompanying notice of Special Meeting and proxy statement includes the agenda for the Special Meeting, explains the matters that will be discussed and voted on at the Special Meeting and provides certain other information about Fulgent Genetics.

Your vote is very important. Please vote as promptly as possible. Thank you for supporting Fulgent Genetics.

Sincerely,

/s/ Ming Hsieh
Ming Hsieh
President and Chief Executive Officer

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 17, 2020

A special meeting of stockholders (“Special Meeting”) of Fulgent Genetics, Inc. (the “Company”) will be held at the Company’s offices at 4401 Santa Anita Avenue, Suite 214, El Monte, California 91731, on September 17, 2020, at 9 a.m. Pacific Time, for the following purposes:

1.  To approve an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan, for the sole purpose of increasing the number of shares of the Company’s common stock reserved for issuance thereunder by 2,500,000;

2.  To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above; and

3.  To transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

* We currently intend to hold the Special Meeting in person. However, as a result of the public health and travel concerns that our stockholders may have due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Special Meeting. If we take this step, we will announce any changes in advance in a press release available on our website, www. fulgentgenetics.com, and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

The foregoing items of business are more fully described in the proxy statement that accompanies this notice.

The Company’s Board of Directors has fixed the close of business on August 28, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting at the Company’s principal executive offices during normal business hours for the 10 days before the Special Meeting.

By order of the Board of Directors,

/s/ Ming Hsieh
Ming Hsieh
President and Chief Executive Officer
Temple City, California
August , 2020

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

PROXY STATEMENT
2020 SPECIAL MEETING OF STOCKHOLDERS
To Be Held on August September 17, 2020

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1
PROPOSAL 1: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE FULGENT GENETICS, INC. 2016 OMNIBUS INCENTIVE PLAN	5
PROPOSAL 2: APPROVAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1	10
EXECUTIVE COMPENSATION	11
DIRECTOR COMPENSATION	13
EQUITY COMPENSATION PLANS	14
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
OTHER MATTERS	18

FULGENT GENETICS, INC.

Principal Executive Offices:

4978 Santa Anita Avenue

Temple City, California 91780

PROXY STATEMENT
2020 SPECIAL MEETING OF STOCKHOLDERS
To Be Held on September 17, 2020

General Information

The board of directors (“Board”) of Fulgent Genetics, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”), is providing this proxy statement (“Proxy Statement”) and all other proxy materials to you in connection with the solicitation of proxies for use at a special meeting of stockholders (“Special Meeting”), to be held at our offices at 4401 Santa Anita Ave, Suite 214, El Monte, California 91731, on September 17, 2020, at 9 a.m. Pacific Time (“PT”), or any adjournment or postponement thereof, for the purposes stated in this Proxy Statement. Stockholders are being asked to vote at the Special Meeting on the following three proposals: (1) the approval of an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), for the sole purpose of increasing the number of shares of our common stock reserved for issuance thereunder by 2,500,000; (2) the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above; and (3) such other business as may properly come before the Special Meeting. This Proxy Statement summarizes the information that you need to know in order to vote on these proposals in an informed manner.

* We currently intend to hold the Special Meeting in person. However, as a result of public health and travel guidance due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Special Meeting. If we take this step, we will announce any changes in advance in a press release available on our website, www.fulgentgenetics.com, and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

Delivery of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to deliver our proxy materials for the Special Meeting, including this Proxy Statement and a proxy card for the Special Meeting, to our stockholders by mail or, if a stockholder has previously agreed, by e-mail. Accordingly, we expect to mail or, to stockholders who have agreed, e-mail this Proxy Statement and our other proxy materials to our stockholders on or about September 4, 2020. If you would like to receive our proxy materials for future stockholder meetings by e-mail rather than by mail, you may submit such consent to electronic delivery by writing to the attention of our Corporate Secretary at the address of our principal executive offices.

In addition, we are also making all of our proxy materials for the Special Meeting available on the Internet. Applicable SEC rules require us to notify our stockholders of the availability of our proxy materials on the Internet with the following notice:

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on September 17, 2020

This Proxy Statement is available at
www.envisionreports.com/FLGT

Record Date; Outstanding Shares

All stockholders that owned shares of our common stock at the close of business on August 28, 2020, the date which has been fixed by the Board as the record date for the Special Meeting, are entitled to vote at the Special Meeting.

On the record date for the Special Meeting, [-] shares of our common stock were outstanding.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “How to Cast or Revoke Your Vote” below.

Voting Matters

Voting Rights

Each share of our common stock entitles the owner of the share to one vote on all matters to be voted on at the Special Meeting. The proxy card mailed or otherwise delivered to you indicates the number of shares of our common stock that you own.

Quorum Requirement

We will have the required quorum to conduct the business of the Special Meeting if holders of a majority of the outstanding shares of our common stock as of the record date are present in person or represented by proxy at the Special Meeting. Shares represented by proxies that reflect abstentions or broker non‑votes (discussed below under “Effect of Not Providing Voting Instructions; Broker Non-Votes”) will be counted for purposes of determining the presence of a quorum at the Special Meeting.

Effect of Not Providing Voting Instructions

Stockholders of Record.  You are a “stockholder of record” if your shares are registered directly in your name with Computershare Trust Company, N.A., our transfer agent. If you were a stockholder of record at the close of business on the record date for the Special Meeting and you submit a valid proxy that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of our Board on each proposal to be presented at the Special Meeting, as described in this Proxy Statement.

Beneficial Owners of Shares Held in Street Name.  You are a beneficial owner of shares held in “street name” if your shares are not held of record in your name but are held by a broker, bank or other nominee on your behalf as the beneficial owner. If your shares were held in street name at the close of business on the record date for the Special Meeting, notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Voting Requirements; Broker Non-Votes

The amendment and restatement of the 2016 Plan (Proposal 1) and the adjournment of the Special Meeting to solicit additional proxies, if necessary (Proposal 2) must be approved by the affirmative vote of a majority of the votes cast for the proposal by shares present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal at the Special Meeting. As a result, abstentions, if any, will have no effect on the outcome of the votes on these proposals because abstentions are not considered to be present or entitled to vote with respect to the proposal for which they occur; broker non-votes, if any, will have no effect on the outcome of the vote on Proposal 1 and Proposal 2.

The following is a summary of the voting requirements for each proposal to be voted on at the Special Meeting:

Proposal	Vote Required	Routine vs. Non-Routine Matter	Effect of Abstentions and Broker Non-Votes
1: Amendment and Restatement of 2016 Plan	Majority of Votes Cast	Non-Routine	No effect
2: Adjournment of Special Meeting, if necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposal 1	Majority of Votes Cast	Non-Routine	No effect

Tabulation of Votes

The inspector of elections of the Special Meeting will tabulate the votes of our stockholders at the Special Meeting. All shares of our common stock represented by proxy at the Special Meeting will be voted in accordance with the voting instructions given on the proxy, as long as the proxy is properly submitted and unrevoked and is received by the applicable deadline, all as described under “How to Cast or Revoke Your Vote” below. If the Special Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Special Meeting, and stockholders will retain the right to revoke any such proxy until it is actually voted at the adjourned or postponed Special Meeting.

How to Cast or Revoke Your Vote

Stockholders of Record

If you are a stockholder of record entitled to vote at the Special Meeting, you may vote in any one of the following ways:

•	By Telephone. You may vote by proxy by calling the toll-free number found on the accompanying proxy card for the Special Meeting.
•	On the Internet. You may vote by proxy on the Internet by visiting www.envisionreports.com/FLGT and following the instructions on the accompanying proxy card for the Special Meeting.
•	By Mail. You may vote by proxy by completing in full the accompanying proxy card for the Special Meeting and mailing it in the envelope provided.
•	In Person. You may vote in person at the Special Meeting. We will provide you a voting ballot when you arrive.

Votes submitted by telephone or on the Internet must be received by 9 a.m. PT on September 17, 2020 to be counted. Votes submitted in person or by mail must be cast or received no later than the close of voting at the Special Meeting to be counted.

Once you have submitted your proxy by telephone, on the Internet or by mail, you may revoke it at any time before it is voted at the Special Meeting by taking any one of the following actions:

•	Later-Dated Vote. You may revoke a previously-submitted proxy by submitting a later-dated vote by telephone, on the Internet, by mail or in person at the Special Meeting.
•

Written Notice.  You may also revoke a previously-submitted proxy by sending or otherwise delivering a written notice of revocation to the attention of our Corporate Secretary at the address of our principal executive offices.

To be effective, any later-dated vote must be received by the applicable deadline for the voting method used and any written notice of revocation must be received no later than the close of voting at the Special Meeting. Only your latest-dated vote that is received by the deadline applicable to the voting method used will be counted.

Beneficial Owners of Shares Held in Street Name

If you are a beneficial owner of shares held in street name, you have the right to direct your broker, bank or other nominee on how to vote your shares. You should do so by following the instructions provided by your broker, bank or other nominee regarding how to vote your shares and how to revoke a previously submitted proxy. The availability of telephone, Internet or other voting methods will depend on the voting processes of the broker, bank or other nominee that holds your shares.

Changes to the Special Meeting due to COVID-19

We are sensitive to public health and travel risks and concerns related to COVID-19, and may announce alternative arrangements for the Special Meeting, including holding the Special Meeting solely by means of remote communication.  If we take this step, we will announce the changes in advance by press release, posted on our website, www.fulgentgenetics.com, and filed with the SEC as additional proxy materials and as otherwise required by applicable state law. A meeting held solely by remote means will have no impact on stockholders’ ability to provide their proxy by using the Internet or telephone or by completing, signing, dating and mailing their proxy card as discussed above. As always, we encourage you to vote your shares prior to the Special Meeting.

Attending the Special Meeting

All stockholders that owned our common stock at the close of business on the record date, or their duly appointed proxies, may attend the Special Meeting in person. If you elect to attend the Special Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, to gain admission. Additionally, if your shares are held in street name, you will need to bring a copy of a brokerage statement reflecting your ownership of our common stock as of the record date for the Special Meeting, as well as a legal proxy issued in your name from the broker, bank or other nominee that holds your shares. Contact your broker, bank or other nominee to obtain these items.

Submitting your proxy before the Special Meeting will not affect your right to vote in person if you decide to attend the Special Meeting, and you are encouraged to vote by proxy before the Special Meeting to ensure your vote will be counted. However, your attendance at the Special Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to do so, you must give oral notice of your intention to vote in person to the inspector of elections of the Special Meeting and submit a completed ballot at the Special Meeting reflecting your new vote.

Householding

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we are delivering a single copy of this Proxy Statement to multiple stockholders who share the same address, unless we have received contrary instructions from a stockholder. This procedure reduces the Company’s printing and mailing costs and other fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Additionally, upon written or oral request, we will deliver promptly a separate copy of this Proxy Statement to any stockholder at a shared address to which we have delivered a single copy of these materials. To receive a separate copy of this Proxy Statement, or to notify us that you wish to receive separate copies of our proxy materials for future stockholder meetings, write to the attention of our Corporate Secretary at the address of our principal executive offices or call (626) 350-0537. Stockholders who share an address and are receiving multiple copies of our proxy materials may also request to receive a single copy of the Proxy Statement or our proxy materials for future stockholder meetings by writing or calling us at the address or telephone number provided above.

Solicitation

This solicitation is made by our Board and we will bear the entire cost of soliciting proxies, including the costs of preparing, printing, assembling and mailing this Proxy Statement, the accompanying proxy card for the Special Meeting and any additional proxy materials we may furnish to stockholders. We will provide copies of solicitation materials to brokers, banks and other nominees holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners of those shares, and we may reimburse persons representing beneficial owners for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the delivery of our proxy materials to stockholders and the availability of these materials on the Internet, but may be supplemented by telephone, mail, e-mail or personal solicitation by our directors, executive officers or other employees. We will pay no additional compensation to these individuals for these activities. In addition, we have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

PROPOSAL 1: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE FULGENT GENETICS, INC. 2016 OMNIBUS INCENTIVE PLAN FOR THE SOLE PURPOSE OF INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

On August 3, 2020, the Board approved, subject to and contingent on stockholder approval, an amendment and restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan. In this Proposal 1, we refer to this plan as it is proposed to be amended and restated as the “Amended Plan,” and we refer to this plan as it is currently in effect as the “2016 Plan.” The 2016 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights and other stock and cash-based awards, and it is designed to attract and retain the best available personnel, to provide additional incentives to our service providers and to promote the success of our business. We originally adopted the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan on September 16, 2016 in connection with our initial public offering, and such plan was amended and restated and became the 2016 Plan on May 18, 2018.

The Amended Plan is being submitted to our stockholders for approval at the Special Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Approval by our stockholders of the Amended Plan is also required by the listing rules of The NASDAQ Stock Market.

The sole purpose of the amendment and restatement of the 2016 Plan as proposed in this Proposal 1 is to reserve 2,500,000 additional shares for issuance under the Amended Plan. We believe the adoption of the Amended Plan is necessary in order to allow continued utilization of equity or cash awards to attract, retain and motivate service providers and to further align the interests of our service providers with those of our stockholders. Other than this change, which is described in more detail below under “Key Difference Between the Amended Plan and the 2016 Plan,” the terms of the Amended Plan are identical to the terms of the 2016 Plan. A copy of the proposed Amended Plan is included in this Proxy Statement as Annex A.

Key Difference Between the Amended Plan and the 2016 Plan

The Amended Plan will only become effective if approved by our stockholders. If so approved, the Amended Plan will reflect a total of 5,947,368 shares of the Company’s common stock reserved for issuance pursuant to the terms of the Amended Plan, which is designed to ensure the continued viability of the Amended Plan and which the Board believes is aligned with the best interests of our stockholders.

The 2016 Plan authorized the Board to issue up to 3,447,368 shares of common stock to employees, directors and consultants, plus 656,901 shares of our common stock that are available for issuance solely pursuant to certain awards granted by our predecessor, Fulgent LLC, that converted in connection with our initial public offering (discussed below under “Equity Compensation Plans—Predecessor Plan”). Of the total number of shares authorized for issuance under the 2016 Plan, as of August 15, 2020, 44,718 shares of common stock remained available for grant.

The Amended Plan provides for an increase in the number of shares of common stock authorized for issuance thereunder by 2,500,000 shares. If the Amended Plan is approved, we expect to use the additional authorized shares to attract, motivate, and retain high-performing executive officers, other employees, directors and consultants. Based on our prior grant practices, and assuming future grant practices are consistent with past practices, we expect the shares available for issuance under the Amended Plan will be sufficient to provide us with a competitive equity incentive program for approximately three years. If this Proposal 1 is not approved by our stockholders, we anticipate exhausting the current share reserve under the 2016 Plan within the next year. We currently have no plans, proposals or arrangements, written or otherwise, to issue any of the additional shares of common stock that will be authorized for issuance under the Amended Plan if it is approved.

Summary of the Amended Plan

The complete text of the Amended Plan is set forth as Annex A attached hereto. The following is a summary of the material features of the Amended Plan and is qualified in its entirety by reference to Annex A.

Share Reserve.  We have reserved for issuance pursuant to awards under the 2016 Plan 3,447,368 shares of our common stock, plus 656,901 shares of our common stock that are available for issuance solely pursuant to the converted Fulgent LLC awards. Subject to adjustment as described under “Certain Adjustments” below, if stockholders approve the Amended Plan, which would increase the number of shares available for issuance by 2,500,000 shares, the Amended Plan’s aggregate share reserve, which represents the total number of shares that have been authorized for issuance under the plan since its inception in 2016, would be 5,947,368 shares, plus the 656,901 shares of our common stock that are available for issuance solely pursuant to the converted Fulgent LLC awards. Of this total, as of August 15, 2020, 4,059,551 shares have already been issued net of forfeitures (pursuant to either vested or exercised awards) or are subject to outstanding awards, which would leave 2,544,718 shares available for future awards under the Amended Plan.

In general, shares subject to awards granted under the Amended Plan that are not issued or that are returned to us, for example, because the award is forfeited, the shares are retained by us in satisfaction of amounts owed with respect to an award or the shares are surrendered in payment of an exercise or purchase price or tax withholding, will again become available for awards under the Amended Plan, provided, however, that shares underlying the converted Fulgent LLC awards will not be available for issuance pursuant to other awards in any circumstance.

Eligibility.  Awards other than incentive stock options may be granted to our employees, directors and consultants or employees, directors and consultants of a parent or a subsidiary of the Company. Incentive stock options may be granted only to our employees or a parent or a subsidiary of the Company. An employee, director or consultant who has been granted an award may, if otherwise eligible, be granted additional awards. Awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the administrator of the Amended Plan may determine from time to time. As a result of their eligibility to participate in the Amended Plan, our directors and executive officers may have a substantial interest in this Proposal 1; however, because the Amended Plan provides for broad discretion in selecting which eligible persons will participate and in granting awards, the total number of persons who will actually participate in the Amended Plan and the benefits that will be provided to the participants cannot be determined at this time. As of August 15, 2020, approximately 230 employees (four of whom are our executive officers), 3 non-employee directors, and 32 consultants were eligible to participate in the Amended Plan.

Administration.  The compensation committee or our Board will administer the Amended Plan. The administrator has the power to determine when awards will be granted, which employees, directors or consultants will receive awards, the terms of the awards, including the number of shares subject to each award and the vesting schedule of the awards, and to interpret the terms of the Amended Plan and the award agreements. The administrator also has the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such stock options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

Stock Options.  The Amended Plan allows for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and non-qualified stock options. The exercise price of all options granted under the Amended Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. Not more than 5,947,368 shares of our common stock may be issued pursuant to incentive stock options granted under the Amended Plan. After the continuous service of an option recipient terminates, the recipient’s options may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights.  The Amended Plan allows for the grant of stock appreciation rights (“SARs”). SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a SAR will be no less than 100% of the fair market value per share on the date of grant. After the continuous service of a recipient of a SAR terminates, the recipient’s SAR may be exercised, to the extent vested, only to the extent provided in the SAR agreement.

Restricted Stock Awards.  The Amended Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting that it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Shares of restricted stock that do not vest are subject to repurchase or forfeiture.

Restricted Stock Units.  The Amended Plan allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, or restrictions and conditions to payment, that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. The administrator may specify in an award agreement that earned restricted stock units may be settled in shares of our common stock, other securities, cash or a combination thereof.

Other Awards.  The Amended Plan also allows for the grant of cash or stock-based awards that may or may not be subject to restrictions.

Terms of Awards.  The administrator of the Amended Plan determines the provisions, terms and conditions of each award, including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies and satisfaction of any performance criteria.

Transferability of Awards.  The Amended Plan allows for the transfer of awards under the Amended Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent and in the manner provided in the Amended Plan and authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Tax Withholding.  We may deduct or withhold, or require a holder to remit, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event with respect to an award. The administrator may require or permit participants to elect that the withholding requirement be satisfied, in whole or in part, by having us withhold, or by tendering to us, shares having a fair market value equal to the withholding obligation, up to the maximum statutory withholding rate.

Certain Adjustments.  In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the Amended Plan, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the Amended Plan and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the completion of such transaction.

Changes in Control.  The Amended Plan provides that, except as otherwise provided in an individual award agreement, in the event of a change in control, as such term is defined in the Amended Plan, each outstanding option and SAR will automatically vest and become exercisable, other awards will be released from restrictions on transfer or forfeiture rights and any performance goals relevant to such awards will be deemed achieved at the target performance level. Notwithstanding the foregoing, the administrator may provide that awards that remain outstanding after such vesting will be assumed or replaced in connection with the change in control. With respect to options and SARs, the administrator may also provide for the cashing out of outstanding and vested options and SARs based upon the per-share consideration being paid for shares in connection with such change in control.

Plan Amendments and Termination.  The Amended Plan will automatically terminate 10 years following the date the Amended Plan became effective, unless we terminate it sooner. In addition, our Board has the authority to amend, suspend or terminate the Amended Plan, subject to stockholder approval in the event such approval is required by law, provided such action does not adversely affect the rights under any outstanding award.

Plan Benefits

Awards granted under the Amended Plan are at the discretion of the administrator. With the exception of grants that have already been made and the annual grants that are made to our directors under our director compensation policy (as described below under “Director Compensation – Equity Compensation”), it is not possible to determine the benefits or the amounts to be received under the Amended Plan by any of our employees, directors or consultants as a result of the proposed increase to the number of shares authorized for issuance under the Amended Plan.

The following table sets forth the number of equity awards granted to our executive officers, directors and employees since the adoption of the 2016 Plan (including any such awards granted upon conversion of awards previously granted by our predecessor Fulgent LLC in connection with our initial public offering) as of June 30, 2020, the last day of our last completed fiscal quarter:

Name of Individual or Identity of Group and Position	Dollar Value ($) (1)	Number of Shares Granted Under the 2016 Plan
Named Executive Officers and Current Executive Officers:
Ming Hsieh	—	—
Paul Kim	1,351,531	140,789
Han Lin Gao	113,400	15,000
Jian Xie	657,400	85,000
All current executive officers, as a group (4 persons)	2,122,331	240,789
Current Non-Employee Directors:
Yun Yen	—	—
John Bolger	214,970	29,735
Linda Marsh	156,419	25,000
All current non-employee directors, as a group (3 directors)	371,389	54,735
Others:
All other employees (including all current officers who are not executive officers), as a group	21,400,358	3,308,669
(1)

The amount reported represents the aggregate grant date fair value of equity awards, excluding the impact of estimated forfeitures related to service-based vesting.  See Note 10 of the notes to our consolidated financial statements in our annual report on Form 10-K filed March 13, 2020 for a discussion of our assumptions in determining the grant date fair values of equity awards.

As of August 15, 2020, the closing price of our common stock on The Nasdaq Stock Market was $42.02 per share.

Certain U.S. Federal Income Tax Consequences

The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to us and to U.S. participants for awards granted under the Amended Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options.  The grant of a non-qualified stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Incentive Stock Options.  The grant of an incentive stock option under the Amended Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.  Recipients of SARs generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition, over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the appropriate taxes are withheld with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted Stock.  A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award (absent certain vesting acceleration provisions). Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Restricted Stock Units.  With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Dividends and Dividend Equivalents.  Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company.  Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Amended Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Amended Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The Amended Plan may be adopted by the vote of the majority of the votes cast at the meeting, either in person or by proxy.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF
THE AMENDMENT AND RESTATEMENT OF THE 2016 PLAN
FOR THE SOLE PURPOSES OF INCREASING the Number of
Shares of OUR Common Stock RESERVED FOR ISSUANCE THEREUNDER

AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS

WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDED PLAN

UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal 2: APPROVAL TO ADJOURN THE SPECIAL MEETING

Our Board has determined that the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to amend our 2016 Plan, is advisable and in the best interests of the Corporation and its stockholders and has approved the adjournment of the Special Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals described herein.

The Special Meeting may be adjourned by the vote of the majority of the shares represented at the meeting, either in person or by proxy.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF

THE ADJOURNMENT OF THE SPECIAL MEETING, if necessary,

to solicit additional proxies if there are insufficient votes at the time of the special meeting

to approve the proposal to amend our Plan

AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS

WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDED PLAN

UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

EXECUTIVE COMPENSATION

Elements of Compensation

The descriptions below summarize the elements of our executive officers’ compensation. Our compensation arrangements with each of our executive officers are reflected in employment agreements and severance agreements with each of them, which are filed as exhibits to our annual report on Form 10-K for the year ended December 31, 2019, was filed with the SEC on March 13, 2020 (the “Annual Report”).

Base Salary

Until our initial public offering in September 2016, Ming Hsieh had not earned or received any salary for his services as our President and Chief Executive Officer, Dr. Han Lin Gao’s annual base salary was $180,000 and Paul Kim’s annual base salary was $160,000.

Upon completion of our initial public offering, in light of their increased responsibilities for our Company, Mr. Hsieh, Mr. Kim and Dr. Gao began to receive annual base salaries of $240,000, $210,000 and $210,000, respectively. No adjustments to their base salaries have been made since the IPO.

Cash Bonuses

Although each of our executive officers is eligible to receive cash bonuses at the discretion of the Board or the compensation committee, no cash bonuses were awarded to any of our executive officers for performance in 2018, 2019, or 2020 to date.

Equity Compensation

Each of our executive officers is eligible to receive equity awards under our equity compensation plans, as described under “Equity Compensation Plans” below, at the discretion of the Board or the compensation committee. Equity awards granted to our executive officers in 2019 are described in the Summary Compensation Table and Outstanding Equity Awards at Fiscal Year-End table below.

Severance

We have entered into severance agreements with each of our executive officers. These severance agreements provide that, subject to an executive officer’s execution and absence of revocation of a release in favor of us, the executive officer is entitled to one year of continuation of his or her then-current annual base salary following a termination of such executive officer’s employment with us for any reason within one year after a change in control of our Company. In general, the severance agreements provide that a change of control will occur if: any person or group of persons becomes the beneficial owner of more than 50% of the combined voting power of our Company (except for a transaction in which the beneficial owners of voting securities of our Company before the transaction continue to hold, directly or indirectly, the same proportions of voting securities in our Company after the transaction); the individuals who comprise our Board (or such other individuals as may be approved by a vote of at least two-thirds of our Board) cease to comprise at least a majority of our Board in any 12-month period; our Company merges or consolidates with another entity (except for a merger or consolidation effected to implement a recapitalization or similar transaction); or our Company liquidates or dissolves or sells or otherwise disposes of substantially all of its assets; in each case subject to certain specified exceptions.

Other Elements of Compensation

401(k) Plan.  We currently maintain a 401(k) retirement savings plan for our employees, including our executive officers, who satisfy certain eligibility requirements. Our executive officers are eligible to participate in our 401(k) plan on the same basis as our other full-time employees. Applicable tax rules allow eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions (up to 3% of pay), and these matching contributions are fully vested as of the date on which the contributions are made.

Health and Welfare Plans.  Our executive officers are eligible to participate in our employee benefit plans, including our health and welfare plans, on the same basis as our other employees.

No Tax Gross-Ups.  We generally do not make gross-up payments to cover our executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our Company.

Summary Compensation Table

The following table summarizes all compensation earned by or paid or awarded to Mr. Hsieh, our principal executive officer, and Mr. Kim and Dr. Gao, our only two other executive officers who were serving as such during and through the end of 2019, for services rendered to us in all capacities in 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Ming Hsieh	2019	240,000	—		—	240,000
President and Chief Executive Officer	2018	240,000	—		—	240,000

Paul Kim	2019	210,000	581,800	(3)	31,681	823,481
Chief Financial Officer	2018	210,000	—		31,124	241,124

Han Lin Gao	2019	210,000	113,400	(4)	6,300	329,700
Chief Scientific Officer and Laboratory Director	2018	210,000	—		6,300	216,300

(1)

Calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 to reflect the grant date fair value of awards on their respective grant dates. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(2)

Amounts consist of, for Dr. Gao, our matching contributions under our 401(k) retirement savings plan, and for Mr. Kim, the rent and other costs paid by us, totaling $31,681 in 2019 and $31,124 in 2018, for an apartment located near our corporate headquarters that is used by Mr. Kim.

(3)	Amount reflects restricted stock unit awards of 20,000 shares granted on February 27, 2019, 15,000 shares granted on August 1, 2019, and 40,000 shares granted on November 1, 2019.
(4)	Amount reflects a restricted stock unit award relating to 15,000 shares of our common stock granted on August 1, 2019.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information about the outstanding equity awards held by each of Mr. Hsieh, Mr. Kim and Dr. Gao as of December 31, 2019:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ming Hsieh	—	—	—	—	—	—	—	—	—

Paul Kim(1)	—	—	—	—	—	87,333(2)	1,126,596(3)	—	—

Han Lin Gao(4)	—	—	—	—	—	15,000(5)	193,500(3)	—	—

(1)

In addition to any unvested shares of common stock subject to stock awards reflected in this table, Mr. Kim was also granted an award of 328,947 shares of our common stock in January 2016 as an inducement to entering into employment with us, which were fully vested on the grant date of the award.

(2)

Represents a restricted stock unit awards relating to 65,789 shares of our common stock granted on August 10, 2016, 20,000 shares granted on February 27, 2019, 15,000 shares granted on August 1, 2019, and 40,000 shares granted on November 1, 2019. The shares subject to the restricted stock unit awards vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after each grant date, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Mr. Kim's continued service for us on each vesting date.

(3)	The market value was determined by multiplying the unvested shares of common stock subject to the stock award by $12.90, the closing price of our common stock on December 31, 2019.
(4)

In addition to any unvested shares of common stock subject to stock awards reflected in this table, Dr. Gao was also granted an award of 2,105,263 shares of our common stock in October 2015, which were fully vested on the grant date of the award.

(5)

Represents a restricted stock unit award relating to 15,000 shares of our common stock granted on August 1, 2019. The shares subject to the restricted stock unit award vest over a period of four years, with 1/4th of the total shares subject to the award vesting 12 months after August 1,

2019, and 1/16th of the total shares subject to the award vesting at the end of every three-month period thereafter, subject to Dr. Gao's continued service for us on each vesting date.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

Our Board has established a compensation program for our directors who are not employees of our Company, which consists of cash and equity compensation as set forth below. Mr. Hsieh, who serves as our President, Chief Executive Officer and Chair of our Board, does not receive any additional compensation for his service as a director.

Cash Compensation

All of our non-employee directors receive reimbursement for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings, as well as the following annual cash retainer fees for their service as directors, chairs of the committees of our Board and members of the committees of our Board:

Fee Amount ($)(1)
Annual Board Retainer Fee:
All non-employee directors	35,000
Annual Committee Chair Retainer Fees:(2)
Audit committee chair	15,000
Compensation committee chair	10,000
Nominating committee chair	6,000
Annual Committee Member Retainer Fees:(2)
Audit committee member	7,500
Compensation committee member	5,000
Nominating committee member	3,000

(1)	Directors, committee chairs and committee members receive pro-rated amounts of all annual retainer fees for any partial year of service.
(2)	Committee chair and member retainer fees are in addition to the annual Board retainer fee.

Equity Compensation

Subject to certain exceptions, each non-employee director who is initially appointed or elected to our Board is eligible to receive, on the date he or she first becomes a non-employee director, initial equity compensation of, at his or her election, a stock option award to acquire up to 20,000 shares of our common stock, a restricted stock unit award representing the right to receive 8,000 shares of our common stock or a combination of stock option and restricted stock unit awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

In addition, each continuing non-employee director except for Dr. Yun Yen will be eligible to receive, on the date of each annual meeting of our stockholders, annual equity compensation of, at his or her election, a stock option award to acquire up to 5,000 shares of our common stock, a restricted stock unit award representing the right to receive 2,000 shares of our common stock or a combination of stock option and restricted stock unit awards that together relate to a number of shares of our common stock equivalent to the foregoing amounts.

All equity awards granted to our non-employee directors pursuant to our non-employee director compensation program will be granted under the 2016 Plan (or any successor to such plan) and will vest as follows: 1/4th of the total shares subject to the award will vest 12 months after the grant date and 1/16th of the total shares subject to the award will vest at the end of every three-month period thereafter, subject to the director’s continued service for us on each vesting date.

2019 Director Compensation

The following table summarizes all compensation earned by or paid or awarded to our non-employee directors in 2019:

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Total ($)
John Bolger(3)	58,000	—	19,200	77,200
James J. Mulé(4)	55,500	—	19,200	74,700
Yun Yen(5)	53,500	—	—	53,500
Linda Marsh(6)	21,000	—	99,200	120,200

(1)

Ming Hsieh, Chair of our Board and our President and Chief Executive Officer, is not included in this table because he is an employee of our Company and thus receives no additional compensation for his services as a director. The compensation received by Mr. Hsieh as an employee of our Company is described under “Executive Compensation” above.

(2)

Calculated in accordance with FASB ASC Topic 718 to reflect the grant date fair value of awards on their respective grant dates. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(3)

As of December 31, 2019, Mr. Bolger held the following outstanding equity awards: (i) a stock option award granted on February 23, 2016 to purchase up to 2,631 shares of our common stock at an exercise price of $0.38 per share; (ii) a stock option award granted on April 13, 2016 to purchase up to 2,631 shares of our common stock at an exercise price of $0.38 per share; (iii) a stock option award granted on June 22, 2016 to purchase up to 2,631 shares of our common stock at an exercise price of $12.312 per share; (iv) a restricted stock unit award granted on October 26, 2016 representing the right to receive 4,842 shares of our common stock, (v) a restricted stock unit award granted on May 16, 2017 representing the right to receive 2,000 shares of our common stock; and (vi) a stock option award granted May 18, 2018 to purchase 5,000 shares of our common stock at an exercise price of $3.925; and (vii) a stock option award granted May 30, 2019 to purchase 5,000 shares of our common stock at an exercise price of $5.8098. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

(4)

As of December 31, 2019, Dr. Mulé held the following outstanding equity awards: (i) a restricted stock unit award granted on October 26, 2016 representing the right to receive 8,000 shares of our common stock, (ii) a restricted stock unit award granted on May 16, 2017 representing the right to receive 2,000 shares of our common stock; and (iii) a stock option award granted May 18, 2018 to purchase 5,000 shares of our common stock at an exercise price of $3.925; and (iv) a stock option award granted May 30, 2019 to purchase 5,000 shares of our common stock at an exercise price of $5.8098. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program. Dr. Mulé’s term as a director expired at the 2020 Annual Meeting of Stockholders and at such time all of his unvested equity awards expired.

(5)

As of December 31, 2019, Dr. Yen held no outstanding equity awards. Dr. Yen holds 526,315 founders’ shares of our common stock in connection with his position as a founder of our genetic testing business. See “Security Ownership of Certain Beneficial Owners and Management” below.

(6)

As of December 31, 2019, Ms. Marsh held a stock option award granted on August 1, 2019 to purchase 20,000 shares of our common stock at an exercise price of $7.56. All such equity awards vest pursuant to the vesting schedule for director equity awards set forth in our non-employee director compensation program.

EQUITY COMPENSATION PLANS

We currently maintain or have in the past maintained the following equity compensation plans: the 2016 Plan, and our predecessor’s Fulgent Therapeutics LLC Amended and Restated 2015 Equity Incentive Plan (the “Predecessor Plan”).

2016 Plan

The terms of the 2016 Plan, as presently in effect, as well as the terms of the proposed amendment and restatement of the 2016 Plan we are asking our stockholders to approve at the Special Meeting, are described under the description of Proposal 1 above.

Predecessor Plan

Historically, our predecessor, Fulgent LLC, granted to its employees and other service providers unit options, restricted share units and profits interest awards under the Predecessor Plan. In connection with our initial public offering in September 2016, we completed a reorganization transaction in which Fulgent LLC became our wholly owned subsidiary and all then-outstanding equity interests in Fulgent LLC were equitably adjusted and converted into equivalent equity interests in our Company (the “Reorganization”). Before its termination, there were 15,300,000 common units of Fulgent LLC authorized for issuance under the Predecessor Plan. Before completion of the Reorganization, there were 4,493,000 common units of Fulgent LLC subject to outstanding options, 500,000 common units of Fulgent LLC subject to outstanding restricted share units and 10,000,000 outstanding common units of Fulgent LLC that constituted profits interests. Upon completion of the Reorganization, these options became options to acquire 591,112 shares of our common stock, these restricted share units became restricted stock units relating to 65,789 shares of our common stock, and these common units that constituted profits interests became 3,730,953 shares of our common stock. Following completion of the Reorganization, no awards remain outstanding under the Predecessor Plan and no further awards have been or will be granted under this plan, and the Predecessor Plan has been terminated.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our compensation plans under which our equity securities are authorized for issuance as of December 31, 2019:

Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (3)

Equity compensation plans approved by security holders	1,852,890	$1.27	1,152,583
Equity compensation plans not approved by security holders	—	—	—
Total	1,852,890	$1.27	1,152,583

(1)	Of these shares, 340,559 were subject to stock options outstanding under the 2016 Plan, and 1,512,331 were subject to RSUs outstanding under the 2016 Plan.
(2)	This weighted-average exercise price is calculated based solely on outstanding stock options.
(3)	Represents 1,152,583 shares that remained available for future issuance under the 2016 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

In addition to compensation arrangements with executive officers and directors, which are described under “Executive Compensation” and “Director Compensation” above, described below are transactions and series of transactions since January 1, 2018 or that are currently proposed to which we were or will be a participant and in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at fiscal year-end for our last two completed fiscal years, and (ii) any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our equity, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest.

FF Gene Biotech

On April 25, 2017, we, through an affiliated entity formed for the purpose of the relationship, entered into a cooperation agreement with Xilong Scientific Co., Ltd. (“Xilong Scientific”) and Fuzhou Jinqiang Investment Partnership (LP) (“FJIP”) to form a joint venture under the laws of the People’s Republic of China (“PRC”) called Fujian Fujun Gene Biotech Co., Ltd. (“FF Gene Biotech”). FF Gene Biotech was established to offer genetic testing services to customers in the PRC. Xilong Scientific is an affiliate of Xi Long USA, Inc. (“Xi Long”), a company which at one point owned greater than 10% of our common stock, and FJIP is owned by key management of FF Gene Biotech, including Dr. Gao, our Chief Scientific Officer and Laboratory Director, a large stockholder of our Company and the owner of approximately 25% of FJIP. FF Gene Biotech has a term of 50 years. FF Gene Biotech’s board of directors is composed of three directors, one of which has been appointed by us and two of which have been appointed by Xilong Scientific, and acts by majority vote on all matters except for certain exceptional matters that require unanimous consent.

Pursuant to the terms of the cooperation agreement, we have agreed to contribute to FF Gene Biotech genetic sequencing and other equipment with a total cost of 60,000,000 renminbi (“RMB”) over a five-year period for a 30% ownership interest in FF Gene Biotech, previously three-year per original agreement and amended in April 2019, Xilong Scientific has agreed to contribute to FF Gene Biotech 102,000,000 RMB over a five-year period for a 51% ownership interest in the FF Gene Biotech, previously three-year per original agreement and amended in April 2019, and FJIP has agreed to contribute to FF Gene Biotech 19,000,000 RMB over a ten-year period for a 19% ownership interest in FF Gene Biotech, previously five-year per original agreement and amended in April 2019. As of June 30, 2020, we have purchased and contributed equipment with an aggregate fair value of $3.1 million pursuant to our contribution commitment under the cooperation agreement, of which, $137,000 and $510,000 were purchased and contributed in 2019 and 2018, respectively, and we remain obligated to contribute 39,300,000 RMB (or approximately $5.6 million U.S. dollars) pursuant to our contribution commitments under the cooperation agreement.

Also on April 25, 2017, we entered into a technical know-how license agreement with FF Gene Biotech, pursuant to which we have granted to FF Gene Biotech a license to use certain of our clinical molecular diagnostic gene detection technology and related software and our proprietary reference library of genetic information, along with any improvements thereto that we may develop during the term of the license agreement. The license agreement expired on December 31, 2018.  Pursuant to the terms of the license agreement, FF Gene Biotech paid to us certain royalties based on the revenues of FF Gene Biotech, and we have provided certain technical services to FF Gene Biotech in connection with the license we have granted under the license agreement. We recorded minimal royalties under the license agreement in 2018.

Compensation of Chief Operating Officer

Our Chief Operating Officer, Jian Xie, is Mr. Hsieh’s brother. In 2018, 2019 and 2020 to date, Mr. Xie earned or was paid or awarded the compensation described below for his services for our Company. Mr. Xie is eligible to receive cash bonuses and equity awards on the same basis as our other similarly situated employees.

Year	Salary ($)		Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
2020 (through August 15, 2020)	131,250		5,684,000	3,900	5,819,150
2019	205,400	(3)	657,400	6,200	869,000
2018	180,000		—	5,400	185,400

(1)

Calculated in accordance with FASB ASC Topic 718 to reflect the grant date fair value of awards on their respective grant dates. Assumptions used in the calculation of these amounts are included in Note 10 to our audited consolidated financial statements included in the Annual Report.

(2)	Amounts consist of our matching contributions under our 401(k) retirement savings plan.
(3)	Mr. Xie’s annual base salary was raised to $210,000 beginning on February 16, 2019.

Sino-American Cancer Foundation and Taipei Medical University

We have performed, and may perform in the future, certain research testing services for the Sino-American Cancer Foundation, a charitable organization. In 2019 and 2018, we recognized revenue in the aggregate amount of $2,000 and $0, respectively, for such services. We subleased certain of our facilities to the Sino-American Cancer Foundation during 2016 through March 2019. In 2019 and 2018, we received aggregate proceeds of approximately $16,000 and $33,000, respectively, in connection with this sublease.

We have performed, and may perform in the future, certain genetic sequencing services for Taipei Medical University. In 2019 and 2018, we recognized revenue in the aggregate amount of $53,000 and $66,000, respectively, for such services. In the six months ended June 30, 2020, we recognized revenue in the aggregate amount of $65,000 for such services. Dr. Yen served as the President of Taipei Medical University until July 31, 2017 and currently serves as a Chair Professor at Taipei Medical University.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers, which provide these individuals with indemnification in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts, actually and reasonably incurred by such director and officer in any action or proceeding arising out of his or her service to us or any of our subsidiaries or any other company or enterprise to which the individual provides services at our request. Subject to certain limitations, these indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy to establish policies and procedures for the review and approval or ratification of all related person transactions. This policy provides that our related persons, which consist of our executive officers, directors, director nominees, beneficial owners of more than 5% of our common stock and all immediate family members of and entities affiliated with any of the foregoing persons, are not permitted to enter into a material transaction in which we are a participant without the prior review and approval of our audit committee, or a special committee composed solely of disinterested directors in the event it is inappropriate for our audit committee to review the transaction due to a conflict of interest, where a “material transaction” constitutes a transaction in which the amount involved exceeds or is expected to exceed $120,000 in any calendar year. In reviewing, considering and approving or rejecting any such material transaction, our related person transaction policy requires consideration of the facts and circumstances available to and deemed relevant by our audit committee or special committee, as applicable, including, among others, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information known to us regarding the beneficial ownership of our common stock as of August 15, 2020, for:

•	each of our directors;
•	each of our executive officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who beneficially owns more than 5% of our common stock.

We have determined beneficial ownership in accordance with applicable SEC rules. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to stock options, restricted stock units or other derivative securities held by that person that are currently exercisable or convertible or that will become exercisable or convertible within 60 days after August 15, 2020, but we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. We calculated percentage ownership based on 21,918,602 shares of common stock outstanding as of August 15, 2020. Except as otherwise indicated by the footnotes below, we believe, based on information furnished or otherwise available to us, that the persons named in the table below have sole voting and sole investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property or similar laws. The information in the table below is not necessarily indicative of beneficial ownership for any other purpose and the inclusion of any shares in this table does not constitute an admission of beneficial ownership of the shares.

	Beneficial Ownership
Name of Beneficial Owner	Number of Shares	Percent of Class
Directors and Executive Officers:
Ming Hsieh(1)	7,897,115	36%
Han Lin Gao(2)	1,271,409	6%
Paul Kim(3)	368,667	2%
Jian Xie(4)	330,486	2%
John Bolger(5)	10,057	*
Linda Marsh(6)	5,000	*
Yun Yen	—	—
All directors and executive officers as a group (seven persons)	9,882,734	45%
Other 5% Stockholders:
None	—	—

*Represents beneficial ownership of less than 1%.

(1)

Consists of (i) 7,895,115 shares of our common stock held of record by Mr. Hsieh, and (ii) 2,000 shares of our common stock held of record by minor children under Uniform Transfers to Minors Act accounts, over which Mr. Hsieh possesses sole voting and dispositive power as the sole custodian of the accounts.

(2)	Consists of 1,271,409 shares of our common stock held of record by Dr. Gao.
(3)

Consists of (i) 367,417 shares of our common stock held of record by Mr. Kim, and (ii) 1,250 shares of our common stock subject to a restricted stock unit award granted to Mr. Kim that will vest and settle within 60 days after August 15, 2020.

(4)

Consists of (i) 329,236 shares of our common stock held of record by Mr. Xie, and (ii) 1,250 shares of our common stock subject to a restricted stock unit award granted to Mr. Xie that will vest and settle within 60 days after August 15, 2020.

(5)

Consists of (i) 2,493 shares of our common stock held of record by Mr. Bolger, (ii) 7,136 shares of our common stock subject to stock options granted to Mr. Bolger that are currently exercisable or will become exercisable within 60 days after August 15, 2020, and (iii) 428 shares of our common stock subject to a restricted stock unit award granted to Mr. Bolger that will vest and settle within 60 days after August 15, 2020.

(6)	Consists of 5,000 shares of our common stock subject to stock options granted to Ms. Marsh that are currently exercisable.

OTHER MATTERS

Stockholder Proposals and Director Nominations for Our 2021 Annual Meeting

Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

Stockholder proposals submitted pursuant to Rule 14a‑8 under the Exchange Act and intended to be presented at our 2021 annual meeting of stockholders and considered for inclusion in our proxy materials for that meeting must be received by us between December 2, 2020 and January 31, 2021 if our 2021 annual meeting is held between April 30, 2021 and June 29, 2021 or, if our 2021 annual meeting is not held within these dates, a reasonable time before we begin to print and send our proxy materials for the meeting. Additionally, our bylaws provide that a stockholder must have given timely written notice to the Company of any proposal that is sought to be considered for inclusion in our proxy materials. To be timely for our 2021 annual meeting of stockholders, a stockholder’s written notice must be delivered to or mailed and received at the address of our principal executive offices no earlier than October 29, 2020 and no later than December 28, 2020 if our 2021 annual meeting is held between April 27, 2021 and June 26, 2021 or, if our 2021 annual meeting is not held within these dates, no later than the close of business on the later of (i) the 90th day before the date of our 2021 annual meeting or (ii) the 15th day following the date on which public announcement of the date of our 2021 annual meeting is first made. A stockholder’s notice to the Company must also comply with all other requirements of Rule 14a‑8, including delivery of proof of ownership of our common stock in accordance with Rule 14a‑8(b)(2), and must set forth, as to each proposal the stockholder seeks to bring before the meeting, all of the information required by our bylaws.

Stockholder Proposals or Director Nominations to be Brought Before an Annual Meeting But Not Included in Our Proxy Materials

Our bylaws also provide that a stockholder must have given timely written notice to the Company of any director nomination or other proposal that is not sought to be considered for inclusion in our proxy materials. To be timely for our 2021 annual meeting of stockholders, a stockholder’s written notice must be delivered to or mailed and received at the address of our principal executive offices no less than the 90th day before the date of our 2021 annual meeting. A stockholder’s notice to the Company must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. We will not entertain any director nominations or other proposals at our 2021 annual meeting that do not meet the requirements set forth in our bylaws. If we comply and the stockholder does not comply with the requirements of Rule 14a‑4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our judgment on any such stockholder proposal or director nomination.

Other Business at the Special Meeting

We know of no other matters to be submitted at the Special Meeting. If any other matters are properly brought before the Special Meeting, the individuals we have designated as proxies for the Special Meeting, who are named in the accompanying proxy card, will have discretionary authority to vote for or against any such matter. It is the intention of such individuals to vote the shares represented by proxy at the Special Meeting in accordance with their judgment.

* * * * *

For further information about our Company, please refer to our Annual Report, which is available on our website, www.fulgentgenetics.com. Our annual report on Form 10-K for the year ended December 31, 2019 was filed with the SEC on March 13, 2020.

By order of the Board,

/s/ Ming Hsieh
Ming Hsieh
President and Chief Executive Officer
Temple City, California
August , 2020

Annex A

FULGENT GENETICS, INC.
AMENDED AND RESTATED 2016 OMNIBUS INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award and Applicable Laws.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or Other Award.

(f) “Award Agreement” means the written agreement or other instrument evidencing the grant of an Award, including any amendments thereto. An Award Agreement may be in the form of an agreement to be executed by both the Grantee and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means the occurrence of any of the following:

(i) an acquisition by any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) of direct or indirect beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act (“Beneficial Ownership”) of 50% or more of either the then outstanding shares of Company common stock (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that the following acquisitions shall be excluded: (i) any acquisition directly or indirectly by one of the Permitted Holders, (ii) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (iii) any acquisition by the Company, or (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary;

(ii) a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iii) consummation of Corporate Transaction; excluding, however, a Corporate Transaction pursuant to which:

(A) all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

(B) no “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company, Resulting Corporation, or a Subsidiary, or (3) any entity controlled, directly or indirectly, by the Company or a Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 50% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

(C) individuals who were members of the Board before the Corporation Transaction (or whose appointment or election is endorsed by a majority of such members of the Board) will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(k) “Common Stock” means the common stock of the Company, par value $0.0001 per share.

(l) “Company” means Fulgent Genetics, Inc., a Delaware corporation, or any successor entity.

(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(p) “Corporate Transaction” means a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company.

(q) “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

(r) “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(s) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(w) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Non-Qualified Stock Option” means an Option not intended to, or that does not, qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Other Award” means an award entitling the Grantee to Shares or cash that may or may not be subject to restrictions upon issuance or cash compensation, as established by the Administrator.

(cc) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd) “Permitted Holders” means, as of the date of determination, (i) any and all of Ming Hsieh, his spouse, his siblings and their spouses, and descendants of any of them (whether natural or adopted) (collectively, the “Hsieh Group”) and (ii) any trust established and maintained primarily for the benefit of any member of the Hsieh Group and any entity controlled by any member of the Hsieh Group.

(ee) “Plan” means this 2016 Omnibus Incentive Plan.

(ff) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or prior to the date of consummation of such Corporate Transaction.

(gg) “Related Entity” means any (i) Parent or Subsidiary of the Company, (ii) any other entity controlling, controlled by or under common control with the Company and (iii) Fulgent Therapeutics LLC.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or, for the Grantee, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as specified by the Administrator in the Award Agreement.

(kk) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation or a combination thereof, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll) “Share” means a share of the Common Stock.

(mm) “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Grantee for purposes of any grant of Incentive Stock Options, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.

(nn) “Substitute Awards” means Awards that the Company will grant under the Plan in substitution of awards that were granted by Fulgent Therapeutics LLC.

3. Stock and Cash Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to Awards initially shall be a number of Shares equal to the sum of (i) 656,901 Shares, which will be available for issuance solely pursuant to the Substitute Awards, and (ii) 5,947,368 Shares. Subject to the provisions of Section 10, below, no more than 5,947,368 Shares may be issued pursuant to Incentive Stock Options granted under the Plan. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award), other than a Substitute Award, which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares (pursuant to a Restricted Stock Award) are forfeited, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market (or other established stock exchange or national market system on which the Common Stock is traded) or Applicable Law, any Shares covered by an Award (other than a Substitute Award) which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise of the SAR. Shares underlying the Substitute Awards will not be available for issuance pursuant to other Awards in any circumstance.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board or Committee may also authorize one or more Officers to administer the Plan with respect to Awards to Employees or Consultants who are neither Directors nor Officers (and to grant such Awards) and may limit such authority as the Board or Committee, as applicable, determines from time to time.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board or any Committee, the Administrator shall have the authority, in its discretion to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including, without limitation:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether, when and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of cash or other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to reduce, in each case, without stockholder approval, the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(ix) to construe and interpret the terms of the Plan, any rules and regulations under the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(x) to approve corrections in the documentation or administration of any Award;

(xi) to grant Awards to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees, members of the Board and any Officers or Employees to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration to be received under an Award in compliance with Applicable Laws, other than an Award of Options, SARs or Restricted Stock. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(h) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(i) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-assisted cashless exercise program made available by the Company;

(v) with respect to Options, payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares; or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. The Company and any Related Entity shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company or a Related Entity, an amount sufficient to satisfy any federal, state, local, domestic or foreign taxes required to be withheld with respect to any taxable event arising with respect to an Award. The Administrator may require or may permit Grantees to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the amount required to be withheld (provided the amount withheld does not exceed the maximum statutory tax rate for an employee in the applicable jurisdictions or such lesser amount as is necessary to avoid adverse accounting treatment).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number and kind of Shares covered by each outstanding Award, the number and kind of Shares available for issuance under the Plan, the exercise or purchase price of each such outstanding Award and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control and irrespective of whether the Award is Assumed or Replaced, (A) outstanding Options and SARs shall immediately vest and become exercisable; and (B) the restrictions and other conditions applicable to outstanding Restricted Stock, Restricted Stock Units, and other Share-based Awards, including vesting requirements, shall immediately lapse, and any performance goals relevant to such awards shall be deemed to have been achieved at the target performance level; such Awards shall be free of all restrictions and fully vested; and, with respect to Restricted Stock Units, shall be payable immediately in accordance with their terms or, if later, as of the earliest permissible date under Code Section 409A. The Committee may provide that Awards that remain outstanding after vesting pursuant to the preceding sentence will be Assumed or Replaced in connection with the Change in Control. With respect to Options and SARs, the Committee may also provide for the cashing out of outstanding and vested Options and SARs based on the based upon the per-share consideration being paid for Common Stock in connection with such Change in Control, less the applicable exercise price or base amount; provided, however, that holders of Options and SARs shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise price or base amount is greater than $0, and to the extent that the per-share consideration is less than or equal to the applicable exercise price or base amount, such Awards shall be cancelled for no consideration. Awards need not be treated uniformly. Notwithstanding the foregoing, with respect to any Award that constitutes deferred compensation under Code Section 409A, to the extent required to comply with Code Section 409A, a transaction that does not constitute a change in control event under Treasury Regulation Section 1.409A-3(i)(5)(i) shall not be considered a Change in Control. For the avoidance of doubt, in no event shall an initial public offering (or reorganizations or other transactions undertaken in connection with an initial public offering) constitute a Change in Control.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Limitation of Liability. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of Delaware to the extent not preempted by federal law. Any reference in this Plan or in the agreement or other document evidencing any Awards to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

Your vote matters - here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 9:00 AM, (Pacific Time), on September 17, 2020. Online Go to www.envisionreports.com/FLGT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. www.envisionreports.com/FLGT 2020 Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. For Against Abstain 1. Approval of an Amendment and Restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan for the sole purpose of increasing the number of shares of common stock reserved for issuance thereunder. 2. Approval to Adjourn the Special Meeting. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03B6ZD

Fulgent Genetics, Inc. 2020 Special Meeting of Stockholders Thursday, September 17, 2020, at 9:00 a.m. local time 4401 Santa Anita Ave., Suite 214 El Monte, CA 91731 Upon arrival, please present this admission ticket and photo identification at the registration desk. The 2020 Special Meeting of Stockholders of Fulgent Genetics, Inc. will be held on September 17, 2020 at 9:00am Pacific Time Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders. The material is available at: www.envisionreports.com/FLGT Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/FLGT IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Fulgent Genetics, Inc. 2020 Special Meeting of Stockholders - September 17, 2020 Ming Hsieh and Paul Kim, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Fulgent Genetics, Inc. to be held on September 17, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 (Approval of an Amendment and Restatement of the Fulgent Genetics, Inc. 2016 Omnibus Incentive Plan for the sole purpose of increasing the number of shares of common stock reserved for issuance thereunder) and FOR Proposal 2 (Approval to Adjourn the Special Meeting). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.